COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
The Company insures the legal liability risks for its shipping activities with mutual protection and indemnity associations, who are members of the International Group of P&I Clubs. As a member of these mutual associations, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

As of June 30, 2020, the Company’s newbuilding program consisted of four LR2 tankers; two are expected to be delivered in January 2021 and February 2021, respectively, and two are expected to be delivered in August 2021. As of June 30, 2020, total instalments of $28.0 million had been paid in connection with the Company's current newbuilding program, and remaining commitments amounted to $161.1 million, of which we expect $18.7 million to be paid in 2020 and $142.4 million to be paid in 2021.

As of June 30, 2020, the Company has remaining commitments for the installation of EGCS on 10 vessels owned by the Company, with a financial commitment of $3.7 million, excluding installation costs. These remaining commitments are due in 2020.

As of June 30, 2020, the Company has remaining commitments for the installation of Ballast Water Treatment Systems on eight vessels, with a remaining commitment of $1.6 million, excluding installation costs, due in 2020.

As of June 30, 2020, the Company had entered into forward bunker purchase arrangements for the delivery of 5,000 MT of bunker fuel per month for delivery between October 2020 to December 2021. The contracts oblige the Company to purchase and take delivery of the fixed quantity of physical fuel at prices between $325 per MT and $365 per MT. In addition, the Company has entered into a further arrangement for the delivery of 5,000 MT of bunker fuel per month for delivery between January 2021 to December 2021. The contract obliges the Company to purchase and take delivery of the physical fuel at $232 per MT.

As of June 30, 2020, the Company has agreed to provide a $50.0 million guarantee in respect of the performance of its subsidiaries, and two subsidiaries of an affiliate of Hemen, under a bunker supply arrangement with TFG Marine. The Company may revoke the guarantee at any time giving 15 days notice, provided that the revocation will not terminate or limit the liability in respect of amounts incurred under the guarantee prior to the revocation. As of June 30, 2020 there are no amounts payable under this guarantee. In addition, should TFG Marine be required to provide a parent company guarantee to its bunker suppliers or finance providers then for any guarantee that is provided by the Trafigura Group and becomes payable Frontline shall pay a pro rata amount based on its share of the equity in TFG Marine. The maximum liability under this guarantee is $6.0 million and there are no amounts are payable under this guarantee as of June 30, 2020. See Note 13. for further details.

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for unpaid charter hire, demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its vessels, in the ordinary course of business or in connection with its acquisition activities. The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations or financial condition individually and in the aggregate.